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                                                               EXHIBIT 10(C)(3)
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                           IMPERIAL HOLLY CORPORATION
                       SCHEDULE OF EMPLOYMENT AGREEMENTS

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NAME                                    TITLE                                     EXPIRATION DATE
I. H. Kempner, III-------------------   Chairman of the Board                     September 1, 1997
J. C. Kempner------------------------   President, Chief Executive Officer and      July 26, 1998
                                          Chief Financial Officer
R. W. Hill---------------------------   Executive Vice President                    July 26, 1998
H. J. Smith--------------------------   Executive Vice President,                  October 29, 1997
                                          Sales and Marketing
W. F. Schwer-------------------------   Senior Vice President, Secretary and        July 26, 1998
                                          General Counsel
W. J. Anderson-----------------------   Vice President, Engineering Services        July 25, 1994
W. A. Coker--------------------------   Vice President, Transportation              July 25, 1994
R. E. Henderson----------------------   Vice President and Treasurer                July 25, 1994
W. M. Krocak-------------------------   Vice President, Human Resources             July 25, 1994
J. R. Skiles-------------------------   Vice President, Distribution                July 25, 1994
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